Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 4, 2020, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A. The Borrower, the Administrative Agent, certain banks and other financial institutions, as lenders (the “Lenders” and each a “Lender”), and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of July 16, 2019 (as amended by that certain Borrowing Base Redetermination Agreement and First Amendment to Amended and Restated Credit Agreement dated November 27, 2019, that certain Borrowing Base Redetermination Agreement and Second Amendment to Amended and Restated Credit Agreement dated May 6, 2020, that certain Third Amendment to Amended and Restated Credit Agreement dated June 12, 2020, that certain Fourth Amendment to Amended and Restated Credit Agreement dated August 13, 2020 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. Subject to the terms and conditions of this Amendment, the Lenders party hereto, the Administrative Agent and the Borrower have entered into this Amendment in order to amend certain provisions of the Credit Agreement, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment to the Credit Agreement. Section 5.10(b) of the Credit Agreement is hereby amended and restated to provide as follows:

“(b) Without limiting the foregoing requirements set forth in Section 5.10(a) in any manner (and subject to limitations set forth in Section 6.18), from and after the date that is sixty (60) days after the date on which the Borrower shall have delivered to the Administrative Agent the most recent Reserve Report under Section 5.14 (or in connection with an Interim Redetermination), the Borrower shall enter into (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties in respect of natural gas and crude oil so that the notional aggregate volumes of natural gas and crude oil covered by all Hedge Transactions of the Borrower as of any date of determination equal or exceed fifty percent (50%) of the reasonably anticipated projected aggregate amount of production of natural gas and crude oil (calculated on an equivalent basis), from Oil and Gas Properties comprising proved developed producing reserves of the Borrower and its Restricted Subsidiaries evaluated in such Reserve Report for the period of twelve consecutive full calendar months beginning with the first full month following the date such Reserve Report is delivered to the Administrative Agent (and shall, upon request, provide to the Administrative Agent reasonable evidence satisfactory to the Administrative Agent demonstrating the Borrower’s compliance with the foregoing).”

Section 3. Ratification. The Borrower, for itself and the other Loan Parties, hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations after giving effect to this Amendment.

Section 4. Effectiveness. This Amendment shall become effective upon the first date on which all of the conditions set forth in this Section 4 are satisfied (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received executed counterpart signature pages to this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Majority Lenders; and

(b) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and each other Loan Party; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower and each other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof; and (iv) no Default or Event of
Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

Section 7. Release of Administrative Agent, Issuing Bank and Lenders; Etc. In consideration of the amendments set forth in this Amendment, the Borrower and the Guarantors hereby release, acquit, forever discharge, and covenant not to sue, the Administrative Agent, the Issuing Bank and each Lender, along with all of their respective beneficiaries, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as their respective affiliates, heirs, executors, legal representatives, administrators, predecessors in interest, successors and assigns (each individually, a “Released Party” and collectively, the “Released Parties”) from any and all claims, demands, debts, liabilities, contracts, agreements, obligations, accounts, defenses, suits, offsets against the indebtedness evidenced by the Loan Documents, actions, causes of action or claims for damages or relief of whatever kind or nature, whether equitable or monetary, whether known or unknown, suspected or unsuspected by the Borrower which the Borrower, any Guarantor or any Subsidiary of any of them, has, had or may have against any Released Party, for or by reason of any matter, cause or thing whatsoever occurring on or at any time prior to the date of this Amendment, including, without limitation, any matter that relates to, in whole or in part, directly or indirectly (a) the Credit Agreement, any promissory note, any

Security Document, any other Loan Document or the transactions evidenced thereby, including, without limitation, any disbursements under the Credit Agreement, any promissory notes, the negotiation of any of the Credit Agreement, the promissory notes, the Mortgages or the other Loan Documents, the terms thereof, or the approval, administration or servicing thereof; or (b) any notice of default, event of default in reference to any Loan Document or any other matter pertaining to the collection or enforcement by any Released Party of the indebtedness evidenced by any Loan Document or any right or remedy under any Loan Document; or (c) any purported oral agreements or understandings by and between any Released Party and the Borrower or any Guarantor in reference to any Loan Document.

Section 8. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

BANK OF MONTREAL, as Administrative Agent
and Lender

By:	/s/ PATRICK JOHNSTON
Name:	Patrick Johnston
Title:	Director

Bank of America, N.A., as Lender

By:	/s/ RAZA JAFFERI
Name:	Raza Jafferi
Title:	Director

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ THOMAS KLEIDERER
Name:	Thomas Kleiderer
Title:	Director

Mizuho Bank, Ltd., as Lender

By:	/s/ EDWARD SACKS
Name:	Edward Sacks
Title:	Authorized Signatory

Wells Fargo Bank, N.A., as Lender

By:	/s/ JONATHAN HERRICK
Name:	Jonathan Herrick
Title:	Director

Natixis, New York Branch, as Lender

By:	/s/ AJAY PRAKASH
Name:	Ajay Prakash
Title:	Director

By:	/s/ BRIAN O’KEEFE
Name:	Brian O’Keefe
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ CHRISTOPHER KUNA
Name:	Christopher Kuna
Title:	Senior Director

SOCIETE GENERALE, as Lender

By:	/s/ ROBERTO SIMON
Name:	Roberto Simon
Title:	Managing Director

REGIONS BANK, as Lender

By:	/s/ CODY CHANCE
Name:	Cody Chance
Title:	Vice President

KeyBank National Association, as Lender

By:	/s/ GEORGE E. MCKEAN
Name:	George E. McKean
Title:	Senior Vice President

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as
Lender

By:	/s/ JACOB W. LEWIS
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ DONOVAN C. BROUSSARD
Name:	Donovan C. Broussard
Title:	Authorized Signatory

Credit Agricole Corporate and Investment
Bank, as Lender

By:	/s/ KATHLEEN SWEENEY
Name:	Kathleen Sweeney
Title:	Managing Director

By:	/s/ PIERRE ALAIN BENNAIM
Name:	Pierre Alain Bennaim
Title:	Managing Director

CITIZENS BANK, N.A., as Lender

By:	/s/ KELLY GRAHAM
Name:	Kelly Graham
Title:	Vice President

Barclays Bank PLC, as Lender

By:	/s/ SYDNEY G. DENNIS
Name:	Sydney G. Dennis
Title:	Director

CIT Bank, N.A., as Lender

By:	/s/ SEAN M. MURPHY
Name:	Sean M. Murphy
Title:	Managing Director

OCM ENGY Holdings, LLC, as Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ ROBERT LAROCHE
Name:	Robert LaRoche
Title:	Authorized Signatory

By:	/s/ BROOK HINCHMAN
Name:	Brook Hinchman
Title:	Authorized Signatory

Oaktree Opportunities Fund Xb Holdings
(Delaware), L.P., as Lender

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ ROBERT LAROCHE
Name:	Robert LaRoche
Title:	Authorized Signatory

By:	/s/ BROOK HINCHMAN
Name:	Brook Hinchman
Title:	Authorized Signatory

Banc of America Credit Products, as Lender

By:	/s/ MILES HANES
Name:	Miles Hanes
Title:	Authorized Signatory

Goldman Sachs Bank USA, as Lender

By:	/s/ MAHESH MOHAN
Name:	Mahesh Mohan
Title:	Authorized Signatory

Oaktree Value Opportunities Fund Holdings,
L.P., as Lender

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ STEVEN TESORIERE
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ BROOK HINCHMAN
Name:	Brook Hinchman
Title:	Managing Director

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ PRANAV SURENDRANATH
Name:	Pranav Surendranath
Title:	Executive Director

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of the certain Fifth Amendment to Amended and Restated Credit Agreement dated effective as of December 4, 2020 (the “Amendment”) and confirms its release of the Released Parties set forth therein, (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of the Guaranty Agreement guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS, LLC
By Comstock Resources, Inc., its sole member

COMSTOCK OIL & GAS - LOUISIANA, LLC
By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	President and Chief Financial Officer